UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 21, 2006

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000 — 30733 (Commission File Number)	41-1978822 (I.R.S. Employer Identification Number)

10700 Bren Road West
Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On March, 21, 2006, Douglas W. Kohrs, Chairman of the Board of Directors and a director of American Medical Systems Holdings, Inc., notified the company that he would not stand for re-election to the Board of Directors at the 2006 annual meeting of stockholders and that he was resigning from the Board effective March 21, 2006 in order to devote his full attention to a new business opportunity.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: March 27, 2006	By /s/ Carmen L. Diersen
Carmen L. Diersen
Executive Vice President and Chief Financial Officer

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